Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes On Income
TAXES ON INCOME
NOTE 13:-	TAXES ON INCOME

a.	Tax rates applicable to the Company:

Presented hereunder are the tax rates relevant to the Company in the years 2015 - 2017:

The Israeli statutory corporate tax rate and real capital gains were 24% in 2017, 25% in 2016 and 26.5% in 2015.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years), 2016 which reduces the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

The change in the tax rates had no effect on the financial statements in 2017.

b.	Tax assessments:

The assessments of the Company are deemed final through the 2012 tax year.

c.	Carryforward tax losses and other temporary differences:

Therapix has accumulated tax losses since its inception. As of December 31, 2017, Therapix Israeli net carryforward tax losses are expected to grow to approximately $30 million (NIS 105 million), including $2.4 million (NIS 9.1 million) due to capital losses. As of December 31, 2016, the Israeli net carryforward tax losses were approximately $22 million, including $2.4 million due to capital losses. The Israeli net carryforward tax losses have no expiration date.

Therapix is not expected to be profitable for tax purposes for tax year 2017.

No deferred tax asset relating to carry forward losses and to other temporary differences has been recognized because its utilization in the foreseeable future is not probable.

d.	Theoretical tax:

The difference between the tax benefit calculated in respect of the pre-tax loss at the regular corporate tax rate applicable to the Company and the tax benefit (zero) recorded in the statement of profit or loss in all reporting periods mainly arises from losses for tax purposes for which no deferred taxes were recognized because their utilization in the foreseeable future is not probable.